T. Rowe Price Institutional International Bond Fund

Supplement to Prospectus Dated May 1, 2018

On July 25, 2018, the Board of Directors of the T. Rowe Price Institutional International Bond (the “Fund”) approved a plan of reorganization pursuant to which the Fund would be merged into the T. Rowe Price International Bond Fund, and shareholders of the Fund will receive I Class shares of the T. Rowe International Bond Fund of equal value (the “Reorganization”).

The Reorganization is subject to the approval of a majority of the Fund’s shareholders. All Fund shareholders at the close of business on July 31, 2018, the “record date,” will be eligible to vote on the proposed Reorganization. It is anticipated that proxy materials and voting instructions will be mailed to shareholders of record in mid-September, and a special shareholder meeting is expected to be held on October 23, 2018. Detailed information regarding the proposed Reorganization and the T. Rowe Price International Bond Fund and its I Class will be provided in the proxy materials. If the proposal is approved by a majority of the Fund’s shareholders, the Reorganization is expected to close on or around November 16, 2018, at which point Fund shareholders will receive I Class shares of the T. Rowe Price International Bond Fund representing the same total value as their shares of the Fund on the business day immediately preceding the closing. The Reorganization is not a taxable event, but redeeming or exchanging shares of the Fund prior to the Reorganization may be a taxable event depending on your individual tax situation.

Effective immediately, the Fund will no longer charge a 2.00% redemption fee on shares purchased and held for 90 days or less. Accordingly, on page 1, the 2.00% redemption fee referenced in the table entitled “Fees and Expenses of the Fund” is deleted, and on page 42, the 2.00% redemption fee referenced in the table entitled “T. Rowe Price Institutional Funds With Redemption Fees” is deleted with respect to the Institutional International Bond Fund.

In anticipation of the Reorganization, the Fund will close to new accounts on October 31, 2018, and will no longer accept purchases of additional shares from existing shareholders on November 9, 2018. Accordingly, on pages 6-7, the following is added under “Purchase and Sale of Fund Shares:”

Effective at the close of the New York Stock Exchange on Wednesday, October 31, 2018, the fund will be closed to new investors and new accounts, subject to certain exceptions. Investors who already hold shares of the fund at the close of business on Wednesday, October 31, 2018, will be permitted to continue to purchase additional shares through November 9, 2018. Effective at the close of the New York Stock Exchange on Friday, November 9, 2018, the fund will no longer accept purchases of additional shares from existing shareholders.

Under “More Information About the Fund’s Principal Investment Strategies and Its Risks” on page 10, the following is added:

Subject to certain exceptions, the fund will close to new investors and will no longer accept new accounts after the close of the New York Stock Exchange (normally 4 p.m. ET) on Wednesday, October 31, 2018. Through Friday, November 9, 2018, additional purchases will still be permitted for existing shareholders. In anticipation of the Reorganization, after the close of the New York Stock Exchange on Friday, November 9, 2018, the fund will no longer be available for any purchases. Shareholders may still redeem shares at any time up until the Reorganization is completed. The fund reserves the right, when in the judgment of T. Rowe Price it is not adverse to the fund’s interests, to permit certain types of investors to open new accounts in the fund, to impose further restrictions, or to close the fund to any additional investments, all without prior notice.

The date of this supplement is July 27, 2018.

E167-041 7/27/2018